Exhibit 77C
          Kemper Asian Growth Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-7731
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR                  394,327
                       WITHHELD               6,633

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR                  394,172
                       WITHHELD               6,788

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR                  394,327
                       WITHHELD               6,633

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR                  394,327
                       WITHHELD               6,633


























          Exhibit 77C
          Kemper Asian Growth Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-7731
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR                  394,327
                       WITHHELD               6,633

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR                  394,076
                       WITHHELD               6,884

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR                  394,327
                       WITHHELD               6,633

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR                  394,327
                       WITHHELD               6,633

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR                  394,128
                       WITHHELD               6,832


























          Exhibit 77C
          Kemper Asian Growth Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-7731
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR                  391,953
                       AGAINST                1,518
                       ABSTAIN                7,479

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       FOR                  359,260
                       AGAINST               41,700

          Item 4:  New Sub-Advisory Agreement

                       Vote             Number
                       ----             -----------
                       FOR                  357,785
                       AGAINST               43,175

          Item 6:  New Rule 12b-1 Distribution Plan

                       Class B Shares

                       Vote             Number
                       ----             -----------
                       FOR                  156,800
                       AGAINST               40,581

                       Class C Shares

                       Vote             Number
                       ----             -----------
                       FOR                   27,513
                       AGAINST                    0

          Item 7:  To approve changes in fundamental investment policies

                       Vote             Number
                       ----             -----------
                       FOR                  355,823
                       AGAINST               34,045